                                                      1933 Act File No. 33-58846
                                                      1940 Act File No. 811-7538

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                         Pre-Effective Amendment No.                         [ ]

                       Post-Effective Amendment No. 30                       [X]

                                     and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT          [X]
                                     OF 1940

                               Amendment No. 30                              [X]

                          LORD ABBETT SECURITIES TRUST
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                       Lawrence H. Kaplan, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

                immediately upon filing pursuant to paragraph (b)
      ---------

                on (date) pursuant to paragraph (b)
      ---------

                60 days after filing pursuant to paragraph (a) (1)
      ---------

                on (date) pursuant to paragraph (a) (1)
      ---------

          X     75 days after filing pursuant to paragraph (a) (2)
      ---------

                on (date) pursuant to paragraph (a) (2) of rule 485
      ---------

If appropriate, check the following box:

                This post-effective amendment designates a new effective date --------- for a previously filed post-effective amendment.

Lord
Abbett

Micro-Cap Growth Fund
Micro-Cap Value Fund

Class Y Shares
Prospectus
Date to be provided

[LOGO]

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged these funds for investment merit. It is a criminal offense to state otherwise.

                               Table of Contents

                                                                            Page
                                   The Funds

     Information about the    Goal / Approach                                  2
goal/strategy, main risks,    Main Risks                                       3
         fees and expenses    Micro-Cap Growth Fund                            4
                              Micro-Cap Value Fund                             4

                                Your Investment

Information for managing      Purchases                                        5
       your fund account      Redemptions                                      6
                              Distributions and Taxes                          6
                              Services For Fund Investors                      7
                              Management                                       8

                              For More Information

How to learn more             Other Investment Techniques                      9
  about the funds             Glossary of Shaded Terms                        13

How to learn more about the   Back Cover
funds and other Lord Abbett
funds

                                                          Micro-Cap Growth Fund
                                                          Micro-Cap Value Fund
                                   The Funds

GOAL / STRATEGY

      Each fund's investment objective is long-term capital appreciation. The funds will attempt to reach this goal primarily through investing in the equity securities of companies with market capitalizations of less than $350 million, which we consider to be micro-cap companies. With the exception of temporary defensive positions, the funds will each invest at least 80% of their assets in micro-cap companies. Normally, the funds attempt to be as fully invested as possible. The funds may invest up to 10% of their assets in foreign micro-cap stocks.

            The Micro-Cap Growth Fund uses fundamental analysis to look for companies which appear to have the potential for more rapid growth than the overall economy.

            The Micro-Cap Value Fund looks for undervalued micro-cap stocks. We consider a stock undervalued if, in our view, its price does not reflect its potential worth. Because of their small size and less frequent trading activities, micro-cap stocks are often overlooked or not closely followed by investors. Therefore, a micro-cap company's growth potential may not be reflected in its stock price. The Micro-Cap Value Fund will invest in companies that appear to have good prospects for improvement in earnings trends or asset values, or other positive attributes which should affect future earnings and which we believe are important factors determining the future market valuation of stocks.

      Both funds evaluate companies based on an analysis of the company's financial statements, interviews with management, analysis of market sectors and analysis of the micro-cap company's products and operations.

      We attempt to manage risk by diversifying each fund's investments among a large number of micro-cap companies across a wide range of industries. In addition, each fund may use a variety of investment techniques, such as hedging or engaging in certain derivative transactions, to manage investment risks.

We or the fund refers to either of the Micro-Cap Growth Fund (the "Micro-Cap Growth Fund") or the Micro-Cap Value Fund (the "Micro-Cap Value Fund") of Lord Abbett Securities Trust, Inc. (the "company"). Each fund operates under the supervision of the company's Board with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

About each fund. Each fund is a professionally managed portfolio of securities purchased with the pooled money of investors. Each fund strives to reach its stated goals, although as with all mutual funds, cannot guarantee results.

Micro-cap companies represent the smallest sector of companies based on market capitalization. In these funds, companies will have no more than $350 million in market capitalization at the time of purchase. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-cap companies tend to have less predictable earnings and less liquid securities than more established companies.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.


2  The Funds

                                                          Micro-Cap Growth Fund
                                                          Micro-Cap Value Fund
MAIN RISKS

      There can be no assurance that the funds will appreciate in value.

      Stocks of the smaller companies in which the funds invest may provide greater opportunities for capital appreciation, but may be more volatile than stocks of larger companies. In addition, micro-cap companies also involve greater risk and should be considered speculative as compared with investments in larger companies. Investors in the funds should be willing to assume the greater risks of short-term price fluctuations typical in funds focusing on micro-cap stocks. Also, it may take a substantial period of time before the funds realize a gain on an investment in a micro-cap company, if they realize any gain at all.

      Micro-cap companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger, more established companies. Many micro-cap stocks are traded over-the-counter including those listed on the National Market System portion of the NASDAQ quotation system and are not traded in the volume typical of stocks listed on a national securities exchange. Micro-cap stocks therefore may be less liquid than those of larger issuers. That means the funds could have greater difficulty selling a security of a micro-cap issuer at an acceptable price, especially in periods of market volatility. That could increase the potential for loss to the funds.

      The foreign securities in which the funds may invest are subject to currency fluctuations. Foreign securities markets may not be subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the U.S. markets.

      An investment in either fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in these funds, but you also have the potential to make money.

Over-the-counter stocks are usually those of smaller companies that are not listed on major exchanges because they do not meet listing requirements set by such exchanges or for other reasons. Transactions are conducted by telephone and computer network rather than on the floor of an exchange.


                                                                    The Funds  3

                                                           Micro-Cap Growth Fund
FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

================================================================================
Fee table
--------------------------------------------------------------------------------

                                                                Class Y
Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)     none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")                  none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                              %
--------------------------------------------------------------------------------
Other Expenses (See "Management")                               %
--------------------------------------------------------------------------------
Total Operating Expenses                                        %
--------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. You also would pay the same expenses, assuming you kept your shares.

Share class                                    1 Year               3 Years
Class Y shares                                   $                     $
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fees are payable to Lord Abbett for the fund's invest-ment management.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

                                                            Micro-Cap Value Fund
FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

================================================================================
Fee table
--------------------------------------------------------------------------------

                                                                Class Y
Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)     none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")                  none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                               %
--------------------------------------------------------------------------------
Other Expenses (See "Management")                                %
--------------------------------------------------------------------------------
Total Operating Expenses                                         %
--------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. You also would pay the same expenses, assuming you kept your shares.

Share class                                    1 Year               3 Years
Class Y shares                                   $                     $
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


4  The Funds

                                Your Investment

PURCHASES

      Class Y shares. Class Y shares are purchased at net asset value ("NAV") with no sales charge of any kind. The NAV of our shares is calculated every business day as of the close of the New York Stock Exchange. Our shares are continuously offered. The offering price is based on NAV per share next determined after we receive your order submitted in proper form. We reserve the right to withdraw all or part of the offering made by this prospectus, or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

      Who May Invest? Eligible purchasers of Class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers or other financial institutions, or (b) charge an advisory consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Advisory Programs"), (2) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis, and (3) institutional investors, including retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

      How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the fund you selected (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for Mutual Fund Advisory Programs which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

      Buying Shares Through Your Dealer. Orders for shares received by a fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.


                                                              Your Investment  5

      Buying Shares By Wire. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund of your choice, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A., routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund of your choice, note Class Y shares and include your account number and your name.

REDEMPTIONS

      By Broker. Call your investment professional for directions on how to redeem your shares.

      By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

      By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

      By Wire. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. Minimum wire:
      $1,000. Your wire redemption request must be received by your fund before the close of the NYSE for money to be wired on the next business day.

DISTRIBUTIONS AND TAXES

      Each fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. Dividends from net investment income are expected to be paid to shareholders of Micro-Cap Value Fund semi-annually and Micro-Cap Growth Fund annually. If a capital gains distribution is declared, it is expected to be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

Taxes on Transactions. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.


6  Your Investment

      The tax status of any distribution is the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
Federal Taxability Of Distributions

Type of               Tax rate for            Tax rate for
distribution          15% bracket             28% bracket and above
--------------------------------------------------------------------------------
Income                Ordinary Income         Ordinary Income
dividends             Rate                    Rate
--------------------------------------------------------------------------------
Short-term            Ordinary Income         Ordinary Income
capital gains         Rate                    Rate
--------------------------------------------------------------------------------
Long-term
capital gains         10%                     20%
--------------------------------------------------------------------------------

      Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

      Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. Each fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      We offer the following shareholder services:

      Telephone Exchange Privilege. Class Y shares may be exchanged without a service charge for Class Y shares of any Eligible Fund among the Lord Abbett-sponsored funds.

      Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the funds.

      Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. Each fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.


                                                              Your Investment  7

MANAGEMENT

      The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with over $30 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

      Each fund pays Lord Abbett a monthly fee at the annual rate of 1.5% of such funds average daily net assets. In addition each fund pays all expenses not expressly assumed by Lord Abbett.

      Lord Abbett uses a team of portfolio managers and analysts acting together to manage each fund's investments.

      Micro-Cap Growth Fund. Stephen McGruder, Partner of Lord Abbett, heads the fund's team, the other senior members of which are Lesley-Jane Dixon, Rayna Lesser and Cinda Hughes. Mr. McGruder and Ms. Dixon have been with Lord Abbett since 1995, Ms. Lesser has been with Lord Abbett since 1996 and Ms. Hughes since 1998. Before joining Lord Abbett, Mr. McGruder was a portfolio manager and Ms. Dixon was an equity analyst with Wafra Investment Advisory Group. Ms. Lesser joined Lord Abbett directly from Barnard College. Ms. Hughes was an Analyst/Director of Equity Research at Phoenix Investment Counsel and an Associate Strategist at Paine Webber, Inc./Kidder, Peabody & Co. before joining Lord Abbett.

      Micro-Cap Value Fund. Robert P. Fetch, Partner of Lord Abbett, heads the fund's team, the other senior members of which are Gregory M. Macosko and Gerard S.E. Heffernan, Jr. Mr. Fetch joined Lord Abbett in 1995; before that, he was was a Managing Director of Prudential Investment Advisors from 1983 to 1995. Mr. Macosko joined Lord Abbett in 1996; before that he was an Equity Analyst with Quest Advisory Service from 1991 to 1996. Mr. Heffernan joined Lord Abbett in 1998; before that he was with CL Capital Management Company as a Portfolio Manager from 1996 to 1998 and as an Equity Research Analyst from 1992 to 1996.


8  Your Investment

                              For More Information

OTHER INVESTMENT TECHNIQUES

      This section describes some of the investment techniques that might be used by the funds, and their risks.

      Adjusting Investment Exposure. Each fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. Each fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with a fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

      Borrowing. Each fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

      Closed-End Investment Companies. The Micro-Cap Value Fund fund may invest in shares of closed-end investment companies if it pays a fee or commission no greater than the customary broker's commission. Shares of investment companies sometimes trade at a discount or premium to their net asset value. Also, there may be duplication of fees if a fund and the closed-end investment company both charge a management fee. No more than 5% of the fund's gross assets may be invested in Closed-End Investment Companies.

      Diversification. Each fund is a diversified fund, which means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. U.S. government securities are not subject to these requirements.

      Financial Futures Transactions. The Micro-Cap Value Fund may enter into financial futures transactions. A financial futures transaction is the purchase or sale of an exchange-traded contract to buy or sell a standard quality and quantity of a financial instrument or index at a specific future date and price. The price behavior of the futures contract may not correlate with that of the item being hedged. The fund will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of its total assets.

      Foreign Currency Hedging Techniques. Both funds may use foreign currency hedging techniques. Although the funds do not normally engage in extensive currency hedging, they may use forward foreign currency contracts and options thereon to hedge the risk to the portfolio if they expect that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a fund to lock in a specified exchange rate for a period of time. If the fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. Although such contracts will be used primarily to protect the fund


                                                         For More Information  9
      from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movement, and the fund's return could be reduced.

      Certain of the funds' investments may be denominated in foreign currency. The funds use currency transactions in an attempt to eliminate currency risk associated with foreign investments.

      The Micro-Cap Growth Fund may also purchase foreign currency put and call options, subject to certain limitations.

      There is the possibility that the foreign currency hedging techniques will not work as anticipated.

      Foreign Securities. Each fund may invest up to 10% of its total assets in foreign securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Foreign portfolio securities may trade on days when a fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks, and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; non-deductible withholding taxes and different accounting and settlement practices.

      Illiquid Securities. Each fund may invest in illiquid securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. Each fund may invest up to 15% of its assets in illiquid securities. Some securities of micro-cap companies may be restricted as to resale or may be highly illiquid.

      Options Transactions. The Micro-Cap Growth Fund and Micro-Cap Value Fund may only sell (write) covered call options. This means that they may only sell the call options on securities that they own. The Micro-Cap Growth Fund may buy and write put and call options on equity securities or stock indices that are traded on national securities exchanges. A put option on securities gives the buyer, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer (seller) of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The writer of a put option might become obligated to purchase underlying securities for more than their current market value.

      A call option on securities gives the buyer, in return for a premium paid, the right for a specified period of time to buy the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the buyer upon receipt of the exercise price..

      When a fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

      Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise


10 For More Information


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      of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

      The Micro-Cap Growth Fund may write only covered put options to the extent that cover for such options does not exceed 25% of the fund's net assets. The fund will not buy an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

      Portfolio Securities Lending. Each fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering each fund's securities, if the borrower defaults. Each fund will limit its securities loans to 30% of its total assets and all loans will be fully collateralized.

      Repurchase Agreements. Each fund may enter into repurchase agreements. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a fund could lose money.

      Rights and Warrants. Each fund may invest up to 5% of its assets in rights and warrants to purchase securities. Rights represent a privilege offered to holders of record of issued securities (usually on a pro-rata basis) for additional securities of the same class, or of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

      The value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value after their expiration date.

      Rule 144A Securities. Both funds may invest in Rule 144A securities, which are securities determined by the Board to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule"). Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a fund's liquidity during periods of decreased market interest in such securities.

      Stock Index Futures. The Micro-Cap Value Fund may invest in stock index futures. A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

      Participation in the options or futures markets involves investment risks and transaction costs to which the Micro-Cap Value Fund would not be subject absent the use of these strategies. If the Micro-Cap Value Fund management's prediction of movement in the direction of the securities markets is inaccurate, the adverse consequences to the fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include: (1) dependence on management's ability to


                                                        For More Information  11


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

      predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) daily limits on price variance for a futures contract or related options imposed by certain futures exchanges and boards of trade may restrict transactions in such securities on a particular day.

      The Micro-Cap Value Fund may not purchase or sell stock index futures if, immediately after a purchase or sale, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, the Micro-Cap Value Fund will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of the Micro-Cap Value Fund's net assets.

      The Micro-Cap Value Fund's ability to enter into stock index futures and listed options is limited by certain tax requirements in order to qualify as a regulated investment company.

      Short Sales. The Micro-Cap Value Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Micro-Cap Value Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against the box.

      When-Issued or Delayed Delivery Securities. The Micro-Cap Value Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. The fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if the fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of its net asset value.


12  For More Information


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GLOSSARY OF SHADED TERMS

      Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund offering class Y shares.

      Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be by an Eligible Guarantor.

      To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

      Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

Guaranteed signature. An acceptable form of guarantee would be as follows:

     In the case of the estate -

        Robert A. Doe
        Executor of the Estate of
        John W. Doe

        [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
               NAME OF GUARANTOR

              /s/ David R. Levy
------------------------------------------------
                            AUTHORIZED SIGNATURE

(960)                                   X9003470

SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'TM'
                                              SR


     In the case of the corporation -

      ABC Corporation

      Mary B. Doe

      By Mary B. Doe, President

      [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
               NAME OF GUARANTOR

              /s/ David R. Levy
------------------------------------------------
                            AUTHORIZED SIGNATURE

(960)                                   X9003470

SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'TM'
                                              SR

Year 2000 Issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the fund will be affected.


                                                        For More Information  13


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      More information on these funds is available free upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the funds, lists portfolio holdings and contains a letter from the funds' manager discussing recent market conditions and the funds' investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

      Lord Abbett Micro-Cap Growth Fund
      Lord Abbett Micro-Cap Value Fund

      The General Motors Building
      767 Fifth Avenue
      New York, NY 10153-0203
      -------------------------
      SEC file number: 811-7358

To obtain information:

By telephone.  Call the funds at:
800-426-1130

By mail.  Write to the funds at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet.
Lord, Abbett & Co.
http://www.lordabbett.com

Text only versions of fund documents can be viewed online or downloaded from:

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

LA?-1-699
(6/99)

LORD ABBETT

Statement of Additional Information                                   DATE, 1999

                          LORD ABBETT SECURITIES TRUST
                        Lord Abbett Micro-Cap Growth Fund
                        Lord Abbett Micro-Cap Value Fund

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated (DATE), 1999.

Lord Abbett Securities Trust (the "Company") was organized as a Delaware business trust on February 26, 1993. The Company has six funds, but only Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund , both of which offer only one class of shares: Class Y, which are described in this Statement of Additional Information. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

                        TABLE OF CONTENTS                        PAGE
                 1.     Investment Policies                         2
                 2.     Trustees and Officers                      10
                 3.     Investment Advisory and Other Services     13
                 4.     Portfolio Transactions                     13
                 5.     Purchases, Redemptions
                        and Shareholder Services                   15
                 6.     Performance                                16
                 7.     Taxes                                      16
                 8.     Information About The Company              18
                 9.     Financial Statements                       18

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                                       1.

                               Investment Policies

Fundamental Investment Restrictions. Each Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of a Fund's respective outstanding shares.

Each Fund may not: (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Funds' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. Each Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operation, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors of the Funds or by one or more partners or members of the Funds' underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or

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development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Funds' prospectuses and statements of additional information, as they may be amended from time to time; or (10) buy from or sell to any of the Funds' officers, directors, employees, or its investment adviser or any of the Funds' officers, directors, partners or employees, any securities other than shares of the Funds' common stock.

INVESTMENT TECHNIQUES

Lending Of Portfolio Securities. Although each Fund has no current intention of doing so, each may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. Each Fund will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan we will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 30% of the value of a Fund's gross assets.

Covered Call Options. A Fund may write covered call options on securities in our portfolio in an attempt to increase income and provide greater flexibility in the disposition of portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of a stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). A Fund also may enter into "closing purchase transactions" in order to terminate an obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation. A Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of a Fund's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in a Funds' current prospectus.

Rights And Warrants. A Fund may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 5% of the value of the Fund's gross assets, may be warrants which are not listed on the NYSE or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

Options And Financial Futures Transactions. A Fund may engage in options and financial futures transactions in accordance with their investment objective and policies. Although each Fund is not currently employing such options and financial futures transactions, they may engage in such transactions in the future if it appears advantageous to us to do so, in order to cushion the effects of fluctuating interest rates and adverse market conditions. The use of options

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

and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts. A Fund may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by either's outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by us would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when they purchase or sell contracts and will be required to maintain margin deposits. At the time they enter into a futures contract, it is required to deposit with the custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce our return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

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

Options On Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with the custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by a Fund. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event it intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case a Fund would lose the premium paid therefor.

Segregated Accounts. To the extent required to comply with Securities and Exchange Commission Release 10666 and subsequent interpretation thereof by the Commission or its staff, when purchasing a futures contract, or writing a put option, each Fund will maintain in a segregated account at the custodian bank in liquid high grade debt obligations, such as cash and U.S. Government Securities to cover its position.

Repurchase Agreements. If a Fund enter into repurchase agreements as provided in clause (4) of the fundamental investment restrictions above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the a Fund otherwise may invest.

Foreign Currency Hedging Techniques. A Fund may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. A Fund expects to enter into forward foreign currency contracts in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, a Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency or, in the alternative, a Fund may use a cross-hedging technique whereby it sells another currency which a Fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. A Fund does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Foreign Currency Put And Call Options. The Micro-Cap Growth Fund also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives a Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

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

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. The premiums paid for such currency put options will not exceed 5% of the net assets of a Fund. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of a Fund's net assets. The face value of such currency call option writing or cross-hedging may not exceed 90% of the value of the securities denominated in such currency (a) invested in to cover such call writing or to be crossed.

A call option written by a Fund gives the purchaser, upon payment of a premium, the right to purchase from a Fund a currency at the exercise price until the expiration of the option. A Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by a Fund or in such cross currency (referred to above) to cover such call writing.

Each Fund's custodian will segregate cash or permitted securities belonging to the Fund in an amount not less than that required by SEC Release 10666 and related policies with respect to the Fund's assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Fund. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such written options, forward foreign currency contracts and cross hedges.

Limitations On The Purchases And Sales Of Stock Options, Options On Stock Indices And Stock Index Futures. Each Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will not (a) write puts having an aggregate exercise price greater than 25% of its total net assets; or (b) purchase (i) put options on stocks not held in the Fund's portfolio, (ii) put options on stock indices or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's total net assets.

Call Options On Stock. Each Fund may, from time to time, write call options on its portfolio securities. Each Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Funds' obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund' were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected. The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of it's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current prospectus.

The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

Generally, the Fund intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Fund's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Fund will generally not write listed covered call options when it anticipates that the market values of it's portfolio securities will increase.

One reason for the Fund to write call options is as part of a "sell discipline." If the Fund decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Fund would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Fund would forego the opportunity to sell the stock at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Fund Management, the market price of a stock is overvalued and it should be sold, the Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Fund will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Fund would, in effect, have increased the selling price of the stock. The Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

Put Options On Stock. Each Fund may also write listed put options. If the Fund writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

Writing listed put options is a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because Fund Management believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund Management wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Fund writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Fund for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Fund would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Fund determines that it no longer wishes to invest in the stock on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

Each Fund may only write covered put options to the extent that cover for such options does not exceed 25% of its net assets. Each Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

Stock Index Options. Except as describe below, each Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

Stock Index Futures. Each Fund will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Funds' portfolio or which it intends to purchase. The Fund will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Funds' net assets.

Risks Of Transactions In Stock Options. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Risks Of Options On Indices. Each Funds' purchase and sale of options on indices will be subject to risks described above under "Risk of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds' will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index option also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Funds' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in Fund management's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.

Special Risks Of Writing Calls On Indices. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on the Purchases and Sales of Stock Options, Options on Stock Indices and Stock Index Futures."

Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held may not increase as much as the index. In such event the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Funds' portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction to the market would be likely to occur for only a short period or to a small degree.

Unless the Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Fund has written a call, there is also a risk that the market may decline between the time the call is written and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

Special Risks Of Purchasing Puts And Calls On Indices. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

                                       2.

                              Trustees and Officers

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 54, Chairman and President

The following outside trustees are also directors or trustees of twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as

Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth information with respect to the retirement plan for outside directors/trustees maintained by each of the Lord Abbett-sponsored funds. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                   For the Fiscal Year Ended November 30, 1998
                   -------------------------------------------

        (1)                     (2)                   (3)                  (4)

                                                Pension or           For Year Ended
                                                Retirement Benefits  December 31, 1998
                                                Accrued by the       Total Compensation
                          Aggregate             Company and          Accrued by the Company and
                          Compensation          Twelve Other Lord    Twelve Other Lord
                          Accrued by            Abbett-sponsored     Abbett-sponsored
Name of Director          the Company(1)        Companies(2)         Companies
----------------          --------------        -----------------    --------------------------
E. Thayer Bigelow         $                     $17,068              $ 56,000
William H.T. Bush*        $                     none                 none
Robert B. Calhoun, Jr.**  $                     none                 none
Stewart S. Dixon          $                     $32,190              $ 55,000
John C. Jansing           $                     $45,0854             $ 55,000
C. Alan MacDonald         $                     $30,703              $ 57,400
Hansel B. Millican, Jr.   $                     $37,747              $ 55,000
Thomas J. Neff            $                     $19,853              $ 56,000

* Elected as of  August 13, 1998
** Elected as of June 17, 1998

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored companies based on the net assets of each fund. A portion of the fees payable by the Company to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Company for later distribution to the directors/trustees.

      The amounts of the aggregate compensation payable by the Micro-Cap Growth Fund as of November 30, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $369.71; Mr. Calhoun, $130.87; Mr. Dixon, $0; Mr. Jansing, $356.17; Mr. MacDonald, $0; Mr. Millican, $360.68; and Mr. Neff, $364.43. If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of November 30, 1998, each would own, the following: Mr. Bigelow, 16.874 shares; Mr. Calhoun, 5.973; Mr. Dixon, 132 shares; Mr. Jansing, 1,421.25 shares; Mr. MacDonald, $0 shares; Mr. Millican, 16.462 shares; and Mr. Neff, 16.633 shares.

      The amounts of the aggregate compensation payable by the Micro-Cap Value Fund as of November 30, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $0; Mr. Dixon, $0; Mr. Jansing, $0; Mr. MacDonald, $0; Mr. Millican, $0; and Mr. Neff, $0. If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of November 30, 1998, each would own, the following: Mr. Bigelow, 0 shares; Mr. Dixon, 0 shares; Mr. Jansing, 607.72 shares; Mr. MacDonald, 0 shares; Mr. Millican, 0 shares; and Mr. Neff,
      650.57 shares.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored companies for the 12 months ended November 30, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored companies during the year ended December 31, 1998.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, McGruder, Morris, and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents:
Zane Brown, age 47

Robert G. Morris, age 54

Vice Presidents:

Paul A. Hilstad, age 56 (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Daniel E. Carper, age 47

Robert P. Fetch, age 46

Timothy W. Horan, age 44

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Jerald Lanzotti, age 31

Stephen I. McGruder, age 55

A. Edward Oberhaus, age 39

Keith F. O'Connor, age 43

Fernando Saldanha, age 45

Christopher J. Towle, age 41

John J. Walsh, age 63

Treasurer:

Donna M. McManus, age 38, (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company does not hold an annual meeting of shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meeting may be called at any time by certain officers of the Company or by a majority of the Board of Trustees (I) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Fund's outstanding shares entitled to vote at the meeting..

As of (DATE), 1999, our officers and directors, as a group, owned less than 1% of each Funds' outstanding shares. As of (DATE), 1999, there were no record holders of 5% or more of each Funds' outstanding shares.

                                       3.

                     Investment Advisory And Other Services

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month at an annual rate of __ of 1% for each of the Micro-Cap Growth Fund and the Micro-Cap Value Fund. These fees are allocated among the classes of each fund based on the classes' proportionate share of each fund's average daily net assets.

Each Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

The management fee paid to Lord Abbett by the Micro-Cap Growth Fund and the Micro-Cap Value Fund for the fiscal years ended ________, Lord Abbett received ____ and _______, respectively.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of each fund.

Lord Abbett Distributor LLC serves as the principal underwriter for the Funds.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Company's custodian. In accordance with the requirements of Rule 17f-5, the Company's directors have approved arrangements permitting the Funds' foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Deloitte & Touche LLP, Two World Financial Center, New York, New York, are the independent auditors of the Company and must be approved at least annually by our Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in our Annual Report to Shareholders.

United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri, acts as the transfer agent and dividend disbursing agent for the Funds.

                                       4.

                             Portfolio Transactions

The Company's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of each Lord Abbett-sponsored fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Lord Abbett-sponsored funds' shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

The Lord Abbett-sponsored funds will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for their benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

                                       5.

                             Purchases, Redemptions
                            And Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases".

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Company values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices.

Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The net asset value per share for the Class Y shares will be determined by taking Class Y shares net assets and dividing by shares outstanding. Our Class Y shares will be offered at net asset value.

The offering price of Class Y shares of the Funds for the period indicated below were computed as follows:

Net asset value per share (net assets divided
by shares outstanding) . . . . . . . . . . . . . . . . .$

Each Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Class Y Share Exchanges. The Prospectus describes the Telephone Exchange Privilege. You may exchange some or all of your Y shares for Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. Currently those other funds consist of Lord Abbett Affiliated Fund, Lord Abbett Investment Trust - High Yield Fund, Core Fixed Income Fund, Strategic Core Fixed Income Fund, Bond-Debenture Fund, Developing Growth Fund, and Mid-Cap Value Fund, Growth Opportunities Fund, International Fund and Small-Cap Value Fund.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in each Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.

                                   Performance

Each Fund computes the annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the annual total return computation.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Our yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yields for Class Y shares do not reflect the deduction of any sales charge.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.

                                      Taxes

The value of any shares redeemed by each Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain will generally be taxable for United States federal income tax purposes. Any loss realized on the disposition of fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any "capital gains distributions" which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

The writing of call options and other investment techniques and practices which a Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by such Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict a Fund's ability to engage in transactions in options.

A Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by such Fund.

Each Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by a Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," they may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If the Funds were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to such Fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       8.

                          Information About the Company

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.

                              Financial Statements

The financial statements for the fiscal year ended October 30, 1998 and the reports of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Reports to Shareholders of the Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C OTHER INFORMATION

This Post-Effective Amendment No. 30 (the "Amendment") to the Registrant's Registration Statement relates only to Lord Abbett Micro-Cap Growth Fund and Lord Abbett-Micro-Cap Value Fund - class Y.

The other series and classes of shares of the Registrant are listed below and are offered by the Prospectuses and Statements of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments to the Registrant's Registration Statements as identified. The following are separate series and/or classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statements of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

                                                     POST-EFFECTIVE
                                                      AMENDMENT NO.
                                                      -------------
Growth & Income Fund - classes A, B, C and P             No. 27
International Fund - classes A, B, C and P               No. 27
World Bond-Debenture Fund - classes A, B, C and P        No. 27
Alpha Fund - classes A, B, C and P                       No. 27
Large-Cap International - class Y                        No. 23

Item 23 Exhibits

      (a) Declaration of Trust is incorporated by reference to Post-Effective Amendment No.19 to the Registration Statement on Form N-1A filed on 3/1/98.
      (b) By-Laws incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on 12/30/98.
      (c) Instruments Defining Rights of Security Holders incorporated by reference.
      (d)   Investment Advisory Contracts incorporated by reference.
      (e)   Underwriting Contracts incorporated by reference.
      (f) Bonus or Profit Sharing Contracts is incorporated by reference to Post Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on October 7, 1994.
      (g)   Custodian Agreements incorporated by reference.
      (h)   Other Material Contracts incorporated by reference.
      (i)   Legal Opinion incorporated by reference.
      (j) Other Opinion. Consent of Independent Auditors incorporated by reference.
      (k)   Omitted Financial Statements incorporated by reference.
      (l)   Initial Capital Agreements incorporated by reference.
      (m) Rule 12b-1 Plan incorporated by reference to Post Effective Amendment No. 12 filed on August 29, 1996.
      (n)   Financial Data Schedule.
      (o) Rule 18f-3 Plan. Incorporated by reference to Post Effective Amendment No. 12 filed on August 29, 1996.

Item 24 Persons Controlled by or Under Common Control with the Fund

        None.

Item 25 Indemnification

        All Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        In addition, Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26 Business and Other Connections of Investment Adviser

        Lord, Abbett & Co. acts as investment adviser for twelve other investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 8,300 private accounts as of September 30, 1998. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or Trustee of any entity.

Item 27 Principal Underwriters

(a)     Lord Abbett Mid-Cap Value Fund, Inc.
        Lord Abbett Bond-Debenture Fund, Inc.
        Lord Abbett Developing Growth Fund, Inc.
        Lord Abbett Tax-Free Income Fund, Inc.
        Lord Abbett Global Fund, Inc.
        Lord Abbett Series Fund, Inc.
        Lord Abbett U.S. Government Money Market Fund, Inc.
        Lord Abbett Equity Fund
        Lord Abbett Tax-Free Income Trust
        Lord Abbett Affiliated Fund, Inc.
        Lord Abbett Investment Trust
        Lord Abbett Research Fund, Inc.

        Investment Advisor
        American Skandia Trust (Lord Abbett Growth & Income Portfolio)

(b)     The partners of Lord, Abbett & Co. are:

        Name and Principal            Positions and Offices
        Business Address (1)          with Registrant
        --------------------          ---------------
        Robert S. Dow                 Chairman and President
        Paul A. Hilstad               Vice President & Secretary
        Zane E. Brown                 Executive Vice President
        Robert G. Morris              Executive Vice President
        Daniel E. Carper              Vice President
        Robert P. Fetch               Vice President
        Stephem I. McGruder           Vice President
        Christopher J. Towle          Vice President
        John J. Walsh                 Vice President

        The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Stephen I. Allen, John E. Erard, Daria L. Foster, Robert I. Gerber, Thomas W. Hudson, Jr., Michael McLaughlin, Robert J. Noelke, and R. Mark Pennington.

        Each of the above has a principal business address:
        767 Fifth Avenue, New York, NY 10153

(c)     Not applicable

Item 28 Location of Accounts and Records

        Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

        Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

        Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29 Management Services

        None

Item 30 Undertakings

        The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

        The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 21st day of April, 1999.

                                                BY: /s/ Lawrence H. Kaplan
                                                    ----------------------------
                                                    Lawrence H. Kaplan
                                                    Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                                Title                      Date
                                  Chairman, President
/s/ Robert S. Dow                   and Director/Trustee           4/21/99
-----------------------------     --------------------------    ----------------
Robert S. Dow

/s/ E. Thayer Bigelow             Director/Trustee                 4/21/99
-----------------------------     --------------------------    ----------------
E. Thayer Bigelow

/s/ William H.T. Bush             Director/Trustee                 4/21/99
-----------------------------     --------------------------    ----------------
William H. T. Bush

/s/ Robert B. Calhoun             Director/Trustee                 4/21/99
-----------------------------     --------------------------    ----------------
Robert B. Calhoun

/s/ Stewart S. Dixon              Director/Trustee                 4/21/99
-----------------------------     --------------------------    ----------------
Stewart S. Dixon

/s/ John C. Jansing               Director/Trustee                 4/21/99
-----------------------------     --------------------------    ----------------
John C. Jansing

C. Alan MacDonald                 Director/Trustee                 4/21/99
-----------------------------     --------------------------    ----------------
C. Alan MacDonald

/s/ Hansel B. Millican, Jr..      Director/Trustee                 4/21/99
-----------------------------     --------------------------    ----------------
Hansel B. Millican, Jr.

/s/ Thomas J. Neff                Director/Trustee                 4/21/99
-----------------------------     --------------------------    ----------------
Thomas J. Neff
